SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   F O R M 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 8, 2000
                                                  ----------------


                                A V N E T, I N C.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    New York
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



        1-4224                                            11-1890605
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



       2211 South 47th Street, Phoenix, Arizona                85034
       ----------------------------------------             ----------
       (Address of principal executive offices)             (Zip Code)


                                 (602) 643-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On February 8, 2000, the Registrant sold $360,000,000 aggregate principal amount of 7 7/8% Notes Due February 15, 2005 (the "Notes"), in an underwritten public offering pursuant to the Registrant's Registration Statements on Form S-3, Registration Nos. 333-53691 and 333-96395 (the "Registration Statements").


Item 7.  Financial Statement and Exhibits.

     (c) Exhibits:

     The exhibits listed below relate to the Registration Statements and are filed herewith for incorporation by reference in the Registration Statements:


   Exhibit Number               Description of Exhibit
   --------------               ----------------------

        1 Pricing Agreement dated February 8, 2000, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated, Banc of America Securities LLC, Chase Securities Inc., and Banc One Capital Markets, Inc. (included in Exhibit 4 below as Exhibit C thereto).

        4 Officers' Certificate dated February 10, 2000, providing for the Notes, including (a) the form of the Notes, and (b) the Pricing Agreement referred to in Exhibit 1 above.

        5 Opinion of David R. Birk with respect to the legality of the Notes.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AVNET, INC.



Date:  February 10, 2000                    By: /s/Raymond Sadowski
                                                -------------------
                                                   Raymond Sadowski
                                                   Senior Vice President and
                                                         Chief Financial Officer

                                  EXHIBIT INDEX


   Exhibit Number               Description of Exhibit
   --------------               ----------------------

        1 Pricing Agreement dated February 8, 2000, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated, Banc of America Securities LLC, Chase Securities Inc., and Banc One Capital Markets, Inc. (included in Exhibit 4 below as Exhibit C thereto).

        4 Officers' Certificate dated February 10, 2000, providing for the Notes, including (a) the form of the Notes, and (b) the Pricing Agreement referred to in Exhibit 1 above.

        5 Opinion of David R. Birk with respect to the legality of the Notes.